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Household Home Equity Loan Trust 1999-1

                               Distribution Number           5
                  Beginning Date of Accrual Period       03/03/00
                        End Date of Accrual Period       03/31/00
                                 Distribution Date       04/20/00
                        Previous Distribution Date       03/20/00


Funds Disbursement
          Available Funds for Distribution                14,109,459.28
                    Principal Collections                  9,548,713.96
                    Interest Collections                   4,560,745.32

                   Distribution  of Interest
Collections
                       Servicing Fee                         201,135.51
                       Extra Principal                     1,666,373.45
Distribution Amount
                       Interest Paid                       2,693,236.36
                      To  Class R                                     -

                   Distribution of Principal
Collections
                      Principal Paid to                    9,548,713.96
Certificates
                      Overcollateralization                           -
Release Amount

Balance Reconciliation

          Begin Principal Balance                        482,725,232.25
          Adjustments                                              0.00
          Principal Collections (including               (9,548,713.96)
          repurchases)
          Charge off Amount                                 (37,462.00)
          End Principal Balance                          473,139,056.29

Collateral Performance
          Cash Yield  (% of beginning balance)                   11.34%
          Charge off Amount  (% of beginning                      0.09%
          balance)
          Net Yield                                              11.24%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan           11,937,786.78
          30-59 days  number of loans                               168
          60-89 days principal balance of loan             1,301,543.78
          60-89 days number of loans                                 18
          90+ days number of loans                                   33
          90+ days principal balance of loan               2,690,616.53

          Number of Loans that went into REO                          0
          Principal Balance of Loans that went                        -
          into  REO
          Principal Balance of all REO                       358,975.35

Overcollateralization Reconcilliation
          Begin OC Amount                                 33,057,994.78
          Target OC Amount                                50,039,651.27
          OC Deficiency                                   17,019,118.48
          OC Release Amount                                           -
          End OC Amount                                   34,686,906.23

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Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                           No
          Trigger Event                                      No
          Event of Default                                   No


Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                51.794580
            2.   Principal Distribution per $1,000            47.321044
            3.   Interest Distribution per $1,000              4.473536

     B.   Calculation of Class A-1 Interest Due & Paid
            1.   Class A-1 related Note Rate                      6.83%
            2.   Accrual Convention                              30/360

            3.   Class A-1 Principal Balance, BOP        186,277,237.47
            4.   Class A-1 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-1 Interest Due                    1,060,227.94
            6.   Class A-1 Interest Paid                   1,060,227.94
            7.   Class A-1 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-1 Principal Due & Paid
            1.   Class A-1 Principal Balance, BOP        186,277,237.47
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid                 11,215,087.41
            4.   Class A-1 Principal Balance, EOP        175,062,150.06

            5.   Class A-1 Notes Balance as a % of          0.399273102
                 the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a               0.370001478
                 percentage of the Pool Balance, EOP

Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 5.791667
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              5.791667

     B.   Calculation of Class A-2 Interest Due & Paid
            1.   Class A-2 related Note Rate                      6.95%
            2.   Accrual Convention                              30/360

            3.   Class A-2 Principal Balance, BOP         62,000,000.00
            4.   Class A-2 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-2 Interest Due                      359,083.33
            6.   Class A-2 Interest Paid                     359,083.33
            7.   Class A-2 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-2 Principal Due & Paid
            1.   Class A-2 Principal Balance, BOP         62,000,000.00
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid                             -
            4.   Class A-2 Principal Balance, EOP         62,000,000.00

            5.   Class A-2 Notes Balance as a               0.141406537
                 percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a                 0.1310397
                 percentage of the Pool Balance, EOP

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Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.008333
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.008333

     B.   Calculation of Class A-3 Interest Due & Paid
            1.   Class A-3 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-3 Principal Balance, BOP         90,000,000.00
            4.   Class A-3 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-3 Interest Due                      540,750.00
            6.   Class A-3 Interest Paid                     540,750.00
            7.   Class A-3 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-3 Principal Due & Paid
            1.   Class A-3 Principal Balance, BOP         90,000,000.00
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid                             -
            4.   Class A-3 Principal Balance, EOP         90,000,000.00

            5.   Class A-3 Notes Balance as a               0.205267553
                 percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a               0.190218919
                 percentage of the Pool Balance, EOP

Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.008333
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.008333

     B.   Calculation of Class A-4 Interest Due & Paid
            1.   Class A-4 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-4 Principal Balance, BOP         42,920,000.00
            4.   Class A-4 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-4 Interest Due                      257,877.67
            6.   Class A-4 Interest Paid                     257,877.67
            7.   Class A-4 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-4 Principal Due & Paid
            1.   Class A-4 Principal Balance, BOP         42,920,000.00
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid                             -
            4.   Class A-4 Principal Balance, EOP         42,920,000.00

            5.   Class A-4 Notes Balance as a               0.097889815
                 percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a               0.090713289
                 percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.525000
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate                      7.83%
            2.   Accrual Convention                              30/360

            3.   Class M-1 Principal Balance, BOP         35,550,000.00
            4.   Class M-1 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class M-1 Interest Due                      231,963.75
            6.   Class M-1 Interest Paid                     231,963.75
            7.   Class M-1 unpaid Carryover                           -
                 Shortfall, EOP

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     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal Balance, BOP         35,550,000.00
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid                             -
            4.   Class M-1 Principal Balance, EOP         35,550,000.00

            5.   Class M-1 Notes Balance as a               0.081080683
                 percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance as a               0.075136473
                 percentage of the Pool Balance, EOP

Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 7.391667
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              7.391667

     B.   Calculation of Class M-2 Interest Due & Paid
            1.   Class M-2 related Note Rate                      8.87%
            2.   Accrual Convention                              30/360

            3.   Class M-2 Principal Balance, BOP         32,920,000.00
            4.   Class M-2 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class M-2 Interest Due                      243,333.67
            6.   Class M-2 Interest Paid                     243,333.67
            7.   Class M-2 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class M-2 Principal Due & Paid
            1.   Class M-2 Principal Balance, BOP         32,920,000.00
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid                             -
            4.   Class M-2 Principal Balance, EOP         32,920,000.00

            5.   Class M-2 Notes Balance as a               0.075082309
                 percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a               0.069577854
                 percentage of the Pool Balance, EOP


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